UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 26, 2006

Appliance Recycling Centers of America, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	000-19621	41-1454591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7400 Excelsior Blvd., Minneapolis, MN		55426-4517
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code                    (952) 930-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01:             OTHER EVENTS

On October 26, 2006, Appliance Recycling Centers of America, Inc. issued a press release announcing that on October 18 the U.S. District Court for the Central District of California denied the motion for summary judgment filed by JACO Environmental, Inc., in which JACO asked the Court to dismiss ARCA’s lawsuit that charges JACO with engaging in unfair business practices in violation of federal and California laws by committing fraud on the U.S. Patent Office in order to obtain a patent for a refrigerator recycling method that was previously developed by ARCA.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01:             FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)           Exhibits

Exhibit
Number	Description

99.1	Press Release dated October 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

Date: October 26, 2006	/s/ Patrick Winters
Patrick Winters, Controller